Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 30, 2026 between Perfect Moment Ltd., a Delaware corporation (“Company”), and Krane Capital LLC (the “Investor”).

WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, (i) shares of its common stock, par value $0.0001 per share (“Common Stock”) at the Per Share Purchase Price (as defined herein), and (ii) warrants to purchase shares of Common Stock, subject to the terms and conditions therein contained (the “Offering”); and

WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration requirements of the Securities Act afforded by the provisions of Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder by the U.S. Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration (including the provision of the loans under the Loan Agreement), the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agrees as follows:

ARTICLE I. DEFINITIONS

Section 1.01. Definitions. In addition to the terms defined elsewhere in this Agreement:

(a) the following terms have the meanings set forth in this Agreement:

“$” or “USD” means United States Dollars.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Approval Deadline” shall have the meaning as set forth in Section 4.03 hereof.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

“Closing” or “Closing Date” means the closing of the purchase of the Shares and the issuance of the Warrants on a Business Day, on or before May 8, 2026, when: (i) all of the Transaction Documents for such Securities have been executed and delivered by the applicable parties thereto; and (ii) closing conditions set forth in Section 2.03 below, have been satisfied or waived in writing.

“Commission” means the United States Securities and Exchange Commission.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” means any issuance of (a) shares of any equity securities (including warrants or other convertible securities) pursuant to an employee benefit plan or similar program, or any compensatory arrangement or agreement approved by the Board of Directors and shareholders of the Company, (b) shares of any equity securities issuable upon exercise of any warrants or upon conversion, exercise or redemption of other securities outstanding as of the date of this Warrant which have been disclosed in the Company’s reports filed with the Securities and Exchange Commission pursuant to the Exchange Act, (c) shares of Common Stock or securities convertible into Common Stock, as applicable, issued by the Company upon exercise of the Warrant or pursuant to any of the other Transaction Agreements, (d) securities issued pursuant to acquisitions or strategic transactions, and (e) securities issued upon the exercise or exchange of or conversion of any securities, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock in each case issued and outstanding on the date of the Warrant, provided that such securities have not been amended since the date of the Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities.

“Loan Agreement” means the Loan Agreement, dated March 30, 2026, between the Company, X3 Higher Moment Fund LLC as administrative agent, certain guarantors, and the lenders from time to time party thereto.

“Material Adverse Change” means any change, event, or occurrence (collectively, “Events”), that, individually or in the aggregate, has had a material adverse effect on the legal authority and ability of the Company to comply with the terms of this Agreement, including the issuance and sale of the Securities.

“Offered Shares” means 6,060,606 Shares.

“Per Share Purchase Price” means $0.33 per share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing of a registration statement of the Company in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement(s) by the Commission.

“Registration Rights Agreement” means that the registration rights agreement to be entered into as of the date hereof between the Company and the Investor.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Documents” means all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act, as well as all registration statements under the 1933 Act, filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

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“Securities” means the Shares and the Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means shares of Common Stock.

“Subscription Amount” means $2,000,000, which is the aggregate amount to be paid for the Securities purchased hereunder.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Transaction Documents” means this Agreement, all appendices, exhibits and schedules hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder, including but not limited to the Warrants, the Registration Rights Agreement and the Loan Agreement.

“Warrants” means a warrant to purchase 8,276,944 shares of Common Stock at a fixed exercise price of $0.40 per share.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

ARTICLE II. PURCHASE AND SALE

Section 2.01 Closings.

(a) On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Investor agrees to purchase, the Offered Shares and the Warrants.

(b) At or prior to the Closing, the Investor shall deliver the Subscription Amount to the Company. At the Closing, the Company shall deliver to the Investor the applicable Securities and the Company and the Investor shall deliver the other items set forth in Section 2.02. Upon satisfaction of the conditions set forth in Section 2.03, the Closing, as applicable, shall occur at the offices of Loeb & Loeb, LLP, counsel to the Company, or such other location as the parties shall mutually agree or may be closed remotely by electronic delivery of documents.

Section 2.02 Closing Deliverables.

(a) On or prior to the Closing Date, the Company shall deliver or cause the following to be delivered to the Investor:

(i)	this Agreement executed by the Company;

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(ii)	evidence of electronic transfer of the Shares purchased by the Investor, registered in the name of the Investor;

(iii)	the Warrants executed by the Company;

(iv)	the Registration Rights Agreement executed by the Company;

(v)	a duly executed certificate of an officer of the Company appending thereto (A) copies of duly executed resolutions or consents, of the directors, members or manager, as applicable, approving and consenting to the Company’s execution, performance of its obligations under the Transaction Documents and the transaction contemplated thereby and (B) a certificate of good standing or equivalent document dated no more than five days prior to the date hereof; and

(vi)	an opinion of counsel of the Company addressing matters customary for opinions relating to the type of transactions set forth in this Agreement, in a form satisfactory to the Investor.

(b) On or prior to the Closing Date, the Investor shall deliver or cause to be delivered to the Company the following:

(i)	this Agreement executed by the Investor;

(ii)	the Registration Rights Agreement executed by the Investor; and

(iii)	the Subscription Amount.

Section 2.03 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects on the Closing Date of the representations and warranties of the applicable Investor contained herein;

(ii)	all obligations, covenants and agreements of the Investor required to be performed at or prior to the Closing Date shall have been performed;

(iii)	the delivery by the Investor of the items set forth in Section 2.02(b) of this Agreement;

(iv)	prior to or simultaneously with the Closing, the Loan Agreement shall have been fully executed by all parties thereto, and the initial Revolving Credit Advance shall have been made.

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(b) The obligations of the Investor in connection with the Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Change, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)	the delivery by the Company of the items set forth in Section 2.02(a) of this Agreement;

(iv)	prior to or simultaneously with the Closing, the Loan Agreement shall have been fully executed by all parties thereto, and the initial Revolving Credit Advance shall have been made.

(v)	The Registration Rights Agreement shall be in full force and effect, and the Company shall be obligated thereunder to file a Registration Statement covering the Registrable Securities within the time periods specified therein.

ARTICLE III. REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor as of the date hereof and as of the applicable Closing Date, as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, individually or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change. All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not result in a Material Adverse Change.

(b) Corporate Power; Consents.

(i)	Conduct of Business. The Company and each Subsidiary has all requisite corporate power and authority, and has all necessary consents, authorizations, approvals, orders, licenses, certificates, qualifications, registrations and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the SEC Documents.

(ii)	Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals, orders, licenses, certificates, qualifications and registrations required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, except with respect to applicable federal and state securities laws and the rules and regulations of the Exchange.

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(c) Validity and Binding Effect of Agreements. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(d) Securities Sold Pursuant to this Agreement. The Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company or any Subsidiary; and all corporate action required to be taken for the authorization, issuance and sale of the Securities, if any has been duly and validly taken.

(e) No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge, mortgage, pledge, security, interest, claim, preferential arrangement, or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any material agreement or instrument, license or permit, to which the Company or any Subsidiary is a party, or to which any of its or their assets are bound; (ii) result in any violation of the provisions of the Company’s Certificate of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or certificate of incorporation or formation (or similar document) of any Subsidiary, or the by-laws of the Company or any Subsidiary; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except, with respect to clause (iii), for such violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(f) Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the SEC Documents, the duly authorized, issued and outstanding capitalization as set forth therein. Except as set forth in, or contemplated by, the SEC Documents, as of the applicable Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock or other equity securities of the Company or any Subsidiary or any security convertible or exercisable into shares of Common Stock or other equity securities of the Company or any Subsidiary, or any contracts or commitments to issue or sell shares of Common Stock or other equity securities or any such options, warrants, rights or convertible securities.

(g) No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company may be bound or to which any of the properties or assets of the Company or any Subsidiary is subject. Neither the Company nor any Subsidiary is in violation of any term or provision of its Charter, certificate of incorporation or formation (or similar document) or by-laws, or except for such violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, is not in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity.

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(h) Exchange Act Reports. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding twelve (12) months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, except where the failure to timely file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change.

(i) Disclosures in Commission Filings. Since January 1, 2024, (i) none of the Company’s filings with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) the Company has made all filings with the Commission required under the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”).

(j) Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included or incorporated by reference in the SEC Documents, fairly present in all material respects the financial position and the results of operations of the Company and its Subsidiaries, taken as a whole at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included or incorporated by reference in the SEC Documents present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the SEC Documents under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included or incorporated by reference in the SEC Documents have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act, the Securities Act Regulations, the Exchange Act, or the Exchange Act Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the SEC Documents, or incorporated or deemed incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply, in all material respects, with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the SEC Documents discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company or any Subsidiary with unconsolidated entities or other Persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of the Company and its Subsidiaries. Except as disclosed in the SEC Documents, (a) neither the Company nor any of its direct and indirect subsidiaries (as such term is defined in Rule 405 under the Securities Act), including each entity disclosed or described in the SEC Documents as being a subsidiary of the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, or, other than in the course of business, any grants under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

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(k) Litigation; Governmental Proceedings. There is no material action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or any Subsidiary or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the SEC Documents.

(l) No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

(m) Taxes. Each of the Company and its Subsidiaries has filed all material returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its Subsidiaries has paid all material taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all material taxes imposed on or assessed against the Company or such respective Subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the SEC Documents are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

(n) Compliance with Laws. The Company and each of its Subsidiaries: (A) is and at all times has been in compliance with all statutes, rules, regulations, ordinances, judgments, orders and decrees of all Governmental Entities applicable to its business (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter or other correspondence or notice from any other Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, consents, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, litigation, proceeding, hearing, enforcement, investigation, inquiry, arbitration or other action from any Governmental Entity or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, litigation, proceeding, hearing, enforcement, investigation, inquiry, arbitration or other action; (E) has not received notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, filings, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

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(o) Environmental Laws. The Company and each of its Subsidiaries is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, individually or in the aggregate, result in a Material Adverse Change. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any Subsidiary is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except that would not, individually or in the aggregate, result in a Material Adverse Change.

(p) Real Property. Except as set forth in the SEC Documents, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the SEC Documents, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(q) Sarbanes-Oxley Compliance.

(i)	Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and, except as disclosed in the SEC Documents, such controls and procedures are effective to ensure that all material information concerning the Company and its Subsidiaries will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

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(ii)	Compliance. The Company and its Subsidiaries are, or on the applicable Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to them, and have implemented or will implement such programs and taken reasonable steps to ensure its and their future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

(r) Accounting Controls. Except as described in the SEC Documents, the Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Documents, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ and its Subsidiaries’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the date of the latest audited financial statements included in the Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s) Foreign Corrupt Practices Act. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company and its Subsidiaries or any other Person acting on behalf of the Company and its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other Person who was, is, or may be in a position to help or hinder the business of the Company or any Subsidiary (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company or any Subsidiary to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or any Subsidiary. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company and its Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

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(t) Compliance with OFAC. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company and its Subsidiaries or any other Person acting on behalf of the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(u) Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

Section 3.02 Representations and Warranties of the Investor.

The Investor hereby represents and warrants to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Authority; Organization. The Investor has full power and authority to enter into the Transaction Documents and to perform all obligations required to be performed by it hereunder. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of the Investor. Each Transaction Document to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable State Securities Law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable State Securities Law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable State Securities Law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution the same (this representation and warranty not limiting the Investor’s right to sell the Securities in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable State Securities Law. The Investor is acquiring the Securities in the ordinary course of its investment business.

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(c) Non-Transferrable. The Investor agrees: (i) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable state securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (ii) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (iii) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(d) Investor Status. The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

(e) Experience of Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities , and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation. The Investor acknowledges that neither the Company nor any other Person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(g) Information from Company. The Investor and its purchaser representatives or investment managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information presented by the Company in the Transaction Documents and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Securities and anything set forth in the Transaction Documents. Neither the Investor nor the Investor’s purchaser’s representatives or investment managers, if any, have been furnished any offering literature by the Company or any of its Affiliates, associates or agents other than the Transaction Documents, and the agreements referenced therein. Notwithstanding the foregoing, nothing herein shall limit or waive any claims the Investor may have under applicable securities laws with respect to any untrue statement or omission of a material fact.

(h) Speculative Nature of Investment; Risk Factors. THE INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, including, by way of example and not in limitation, the specific risks identified in the SEC Documents. Prior to execution of the Transaction Documents, the Subscriber fully understands and acknowledges such disclosures and acknowledges that: (i) any projections, forecasts or estimates as may have been provided to such Investor are purely speculative and cannot be relied upon to indicate actual results that may be obtained through this investment; any such projections, forecasts and estimates are based upon assumptions which are subject to change and which are beyond the control of the Company or its management; (ii) the tax effects which may be expected by this investment are not susceptible to absolute prediction, and new developments and rules of the Internal Revenue Service, audit adjustment, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences of this investment; and (iii) the Investor has been advised to consult with his own advisor regarding legal matters and tax consequences involving this investment. The Investor represents that the Investor’s investment objective is speculative in that the Investor seeks the maximum total return through an investment in a broad spectrum of securities, which involves a higher degree of risk than other investment styles and therefore the Investor’s risk exposure is also speculative. The Securities offered hereby are highly speculative and involve a high degree of risk and the Investor should only purchase these securities if the Investor can afford to lose their entire investment. The foregoing acknowledgments shall not be deemed to limit the Company’s liability for violations of applicable securities laws or for any untrue statement or omission of a material fact.

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(i) No Group. The Investor is not a member of, and has no plans to become a member of, any “group” formed for the purpose of holding, investing in or voting the securities of Company, as such term is understood pursuant to Rule 13d-3 under the Exchange Act.

ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES

Section 4.01 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with applicable state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. The Warrants may not be sold or transferred by the Investor without the written consent of the Company, which shall not be unreasonably withheld. As a condition of such sale or transfer, any such transferee shall agree in writing to be bound by the terms of the Transaction Documents and shall have the rights of the Investor under the Transaction Documents.

(b) The Investor agrees to the imprinting, so long as is required by this Section 4.01, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Upon the Investor’s request in connection with a proposed sale of Securities pursuant to Rule 144 and if the Company reasonably determines it is so required, upon receipt of customary documentation from the Investor’s broker (if the Securities are sold in brokers transactions), the Company shall, at its own cost and effort, retain legal counsel to provide an opinion letter to the Company’s transfer agent opining that the underlying Securities may be resold without registration under the Securities Act, pursuant to Rule 144, promulgated thereunder, so long as the requirements of Rule 144 are met for any Securities to be resold thereunder. The Company shall arrange for any such opinion letter to be provided not later than five (5) Business Days after the date of delivery to and receipt by the Company of a written request by the Investor together with (if required in order to render the opinion) any broker’s representation letter of other customary documentation reasonably requested by the Company evidencing compliance with Rule 144 (“Legend Removal Date”), and such opinion letter may be a ‘blanket’ opinion letter covering underlying Securities held by more than one Investor (if applicable to more than one Investor).

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(d) The Investor agrees that the Investor will sell any Securities only pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.01 is predicated upon the Company’s reliance upon this understanding.

Section 4.02 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investor under applicable state securities laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Investor.

Section 4.03[Reserved].

Section 4.04 Company Standstill. Without the prior written consent of Investor, from the date hereof until the date of the 2026 Annual Meeting, neither the Company nor any Subsidiary or Affiliate thereof shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any of its equity securities or securities convertible into its equity securities, other than an Exempt Issuance or (ii) file any registration statement or any amendment or supplement thereto except that resale registration statement covering the Shares and the shares of common stock underlying the Warrants. The Company shall not, directly or indirectly, circumvent the intent of this Section 4.04 through any transaction or series of related transactions having a similar economic effect. The Company further agrees that it shall not require the Investor to exercise any Warrants unless the resale of the underlying shares is permitted pursuant to an effective Registration Statement and no suspension, blackout or Allowed Delay (as defined in the Registration Rights Agreement) is in effect.

ARTICLE V. INDEMNIFICATION AND CONTRIBUTION

5.01 Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Securities or (iii) any material violation by the Company of the this Agreement, the Warrants or the Registration Rights Agreement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. The indemnification obligations of the Company under this Section 5.01 shall not prevent the Investors from pursuing any liability the Company may otherwise have under applicable law. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5.01(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of a registration statement, or any such amendment thereof or supplement thereto; (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

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(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 5.01 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5.01, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 5.01, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

Section 5.02 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5.01 to the fullest extent permitted by law; provided, however, that: (i) no seller of Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Securities.

ARTICLE VI. MISCELLANEOUS

Section 6.01 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor.

Section 6.02 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

Section 6.03 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 6.04 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) one Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail set forth below prior to 5:30 p.m. (New York City time) on a Business Day, with written confirmation of successful transmission; (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail set forth below on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day; (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Investor:

Krane Capital LLC

280 Park Avenue

New York, NY 10017

Attention: Jennifer Tarleton

E-mail: jennifer.tarleton@kranecapital.com

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If to the Company:

Perfect Moment Ltd.

244 5th Ave Ste 1219

New York, NY 10001

Attention: Max Gottschalk, Chairman

e-mail: max@perfectmoment.com

with a copy (which shall not constitute notice) to:

Loeb and Loeb LLP

345 Park Avenue

New York, New York 10154

Attention: Mitchell S. Nussbaum, Esq.

e-mail: mnussbaum@loeb.com

Section 6.05 Amendments; Waivers. No provision of the Transaction Documents may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor. No waiver of any default with respect to any provision, condition or requirement of the Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 6.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Securities, provided that such transfer complies with the terms of this Agreement and all applicable federal and state securities laws and that such transferee agrees in writing with the Company to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Investor. Notwithstanding the foregoing, the Investor may assign this Agreement and any rights hereunder, in whole or in part, to any Affiliate or to any investment fund or account managed or advised by the Investor, without the consent of the Company.

Section 6.07 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state, that would cause another jurisdiction’s laws to apply.

Section 6.08 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ‘.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ‘.pdf” signature page was an original thereof.

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Section 6.09 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 6.10 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

Section 6.11 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Transaction Documents, unless otherwise specially addressed in the relevant provision of such Transaction Document.

Section 6.12 Headings. The headings herein are for convenience only, do not constitute a part of the Transaction Documents and shall not be deemed to limit or affect any of the provisions hereof.

Section 6.13 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

Section 6.14 Specific Performance. The Company acknowledges that monetary damages alone would not be adequate compensation to the Investors for a breach by the Company of this Agreement and the Investor may seek an injunction or an order for specific performance from a court of competent jurisdiction if (a) the Company fails to comply or threatens not to comply with this Agreement or (b) the Investor has reason to believe that the Company will not comply with this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date above.

PERFECT MOMENT LTD.

By:	/s/ Jane Gottschalk
Name:	Jane Gottschalk
Title:	President

INVESTOR:

KRANE CAPITAL LLC

By:	/s/ Jennifer Krane
Name:	Jennifer Krane
Title:	Vice President
Number of Shares: 6,060,606
Number of Warrants: 8,276,944

[Signature Page to Securities Purchase Agreement]